Exhibit 10.2
                            STOCK PURCHASE AGREEMENT
                            ------------------------


     This STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into this 29th day of March, 1999, by and among RICK'S CABARET INTERNATIONAL, INC., a Texas corporation (the "Seller") and ROBERT L. WATTERS ("Watters").

     WHEREAS,  the  Seller  owns  200  shares of common stock, no par value (the
"Shares") of RCI Entertainment Louisiana, Inc., a Louisiana corporation ("RCI Louisiana") which Shares represent all of the shares of common stock of RCI Louisiana presently outstanding; and

     WHEREAS, Watters is the President and Chief Executive Officer of the Seller and of RCI Louisiana; and

     WHEREAS, the Seller desires to sell the Shares of RCI Louisiana to Watters on the terms and conditions set forth herein; and

     WHEREAS, Watters desires to purchase the Shares of RCI Louisiana from Seller on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF THE SHARES

     Section  1.1     Sale  of  the Shares.  Subject to the terms and conditions
                      --------------------
set forth in this Agreement, at the Closing (as hereinafter defined) the Seller hereby agrees to sell, transfer, convey and deliver to Watters all of the Shares of common stock of RCI Louisiana and shall deliver to Watters stock certificates representing the Shares, duly endorsed to Watters or accompanied by duly executed stock powers in form and substance satisfactory to Watters.

     Section  1.2     Purchase  Price.  As consideration for the purchase of the
                      ---------------
Shares, Watters shall pay to Seller total consideration of $2,200,000 being the aggregate of the following components (the "Purchase Price"):

     (a)     An  amount  equal  to  $2,200,000,  payable  as  follows:

(i)     $1,057,327.39  in  cash,  cashier's  check,  or  wire  transfer;  and

(ii) assignment of a $652,744.61 promissory note from Ralph McElroy issued to Watters, (the "Secured Promissory Note") in the form attached hereto as
Exhibit  1.2(a)(ii);  and

                        Stock Purchase Agreement - Page 1

     Stock  Purchase  Agreement  -  Page  12
(iii) Execution and delivery by Watters of a promissory note, bearing interest at the rate of eight percent (8%) per annum and payable in forty-eight
(48) equal monthly installments (the "Additional Promissory Note"), in the form attached hereto as Exhibit 1.2(a)(iii), in a principal amount equal to $326,773.32.

(b) Release by Watters of indebtedness of Seller in the amount of $163,154.68.

     Section  1.3     Allocation  of  Purchase  Price.  The  $2,200,000 Purchase
                      -------------------------------
Price shall be allocated first to the net book value of RCI Louisiana as of February 28, 1999, and the balance, if any, shall be allocated to the License Agreement referred to in Section 2.3(i).

                                   ARTICLE II
                                     CLOSING

     Section  2.1     The Closing.  The closing of the transactions contemplated
                      -----------
by this Agreement shall take place on March 29, 1999 (the "Closing Date"), at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007, or at such other time and place as agreed upon among the parties hereto (the "Closing").

     Section  2.2     Delivery  and  Execution.  At  the Closing: (a) the Seller
                      ------------------------
shall deliver to Watters certificates evidencing the Shares of RCI Louisiana, duly endorsed to Watters or accompanied by duly executed stock powers in form and substance satisfactory to Watters against delivery by Watters to the Seller of payment in an amount equal to the Purchase Price of the Shares being purchased by Watters in the manner set forth herein; (b) the Related Transactions (as defined below) shall be consummated concurrently with the Closing; and (c) the Conditions to Closing of the Seller and Watters as set forth in Article V and VI, respectively, shall have been satisfied or waived in writing by the party authorized to waive such condition.

     Section 2.3     Related Transactions.  In addition to the purchase and sale
                     --------------------
of the Shares, the following actions shall take place contemporaneously at the Closing (collectively, the "Related Transactions"):

(i) The Seller will enter into a License Agreement with Watters which will license the use of the name "Rick's" (plus appropriate trademarks) in the states of Louisiana, Florida, Alabama and Mississippi, in the form attached hereto as
Exhibit  2.3(i);

(ii) E.S. Langan, L.P. and Ralph McElroy will enter into a Stock Purchase Agreement with Watters to acquire all of his shares of common stock of the Seller on the terms and conditions set forth in that Agreement;

(iii) The Seller and Watters will enter into a Termination and Non-Competition Agreement in the form attached hereto as Exhibit 2.3(iii) which will, among other things, terminate all outstanding options of the Seller presently held by Watters;

                        Stock Purchase Agreement - Page 2

(iv) The Seller and Erich Norton White ("White") will enter into a Termination and Non-Competition Agreement in the form attached hereto as Exhibit 2.3(iv) which will, among other things, terminate all outstanding options of the Seller presently held by White; and

(v) The Seller will enter into an Indemnification Agreement with Watters which will indemnify Watters against certain potential liabilities in the form attached hereto as Exhibit 2.3(v).


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                  OF THE SELLER

     The  Seller  hereby  represents  and  warrants  to  Watters  as  follows:

     Section  3.1.     Organization,  Good  Standing and Qualification.  Each of
                       ------------------------------------------------
the Seller and RCI Louisiana (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization,
(ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to the Seller or RCI Louisiana, respectively. The authorized capital stock of RCI Louisiana consists of 200 shares of common stock, no par value, of which 200 shares are validly issued and outstanding. All of the issued and outstanding shares of common stock of RCI Louisiana are owned by the Seller and are fully paid and non-assessable. There are no existing warrants, options, rights of first refusal, conversion rights, calls, commitments or other agreements of any character pursuant to which RCI Louisiana is or may become obligated to issue any of its stock or securities.

Section  3.2     Ownership  of the Shares.  The Seller owns, beneficially and of
                 ------------------------
record  the  Shares  free  and  clear  of  any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. The Seller has the unrestricted right and power to transfer, convey and deliver full ownership of the Shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority and upon the transfer of the Shares to Watters as contemplated herein, Watters will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).

                        Stock Purchase Agreement - Page 3

     Section  3.3     Authorization.  The  Seller  is  a  corporation  with full
                      -------------
power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for itself. All action on the part of the Seller necessary for the authorization, execution, delivery and performance of this Agreement by the Seller has been taken or will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of the Seller enforceable against the Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  3.4     No  Breaches  or Defaults.  Except as set forth in Exhibit
                      -------------------------
3.4, the execution, delivery, and performance of this Agreement by the Seller does not: (i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon the Shares, or (iii) require any authorization, consent, approval, exemption, or other action by or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which the Seller is a party or by which the Shares may be bound or affected. For purposes of this Agreement, "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over the parties hereto or their respective assets or properties. For purposes of this Agreement, "Legal Requirement" means any law, statute, injunction, decree, order or judgment (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

     Section  3.5     Consents.  Except  as set forth in Exhibit 3.5, no permit,
                      --------
consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of the Seller in connection with the execution and delivery by the Seller of this Agreement or the consummation and performance of the transactions contemplated hereby other than as required under the federal securities laws.

     Section  3.6     Pending  Claims.  There  is  no  claim,  suit,  action  or
                      ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of the Seller's knowledge, threatened with respect to the transfer to Watters of the Shares or the performance of this Agreement by the Seller.

     Section  3.7      Disclosure.  No  representation or warranty of the Seller
                       ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                   OF WATTERS

Watters  hereby  represents  and  warrants  to  the  Seller  as  follows:

                        Stock Purchase Agreement - Page 4

     Section  4.1     Ownership  of  the Secured Promissory Note.  Watters owns,
                      ------------------------------------------
beneficially and of record, the Secured Promissory Note free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. Watters has the unrestricted right and power to transfer, convey and deliver full ownership of the Secured Promissory Note without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority and upon the transfer of the Secured Promissory Note to the Seller as contemplated herein, the Seller will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions.

     Section  4.2     Authorization.  Watters  is  a  person  of  full  age  of
                      -------------
majority, with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself and his spouse. All action on the part of Watters necessary for the authorization, execution, delivery and performance of this Agreement by him has been taken and will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Watters enforceable against Watters in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  4.3     Purchase for Investment.  Watters is purchasing the Shares
                      -----------------------
for his own account, for investment purposes only and not with view to any public resale or other distribution thereof. Watters acknowledges that he is an Accredited Investor as that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended. Watters and his representatives have received, or have had access to, and have had sufficient opportunity to review, all books, records, financial information and other information which Watters considers necessary or advisable to enable him to make a decision concerning his purchase of the Shares, and that he possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment hereunder.

     Section  4.4     No  Breaches  or Defaults.  Except as set forth in Exhibit
                      -------------------------
3.4, the execution, delivery, and performance of this Agreement by Watters does not: (i) conflict with, violate, or constitute a breach of or a default under,
(ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon the Secured Promissory Note, or (iii) require any authorization, consent, approval, exemption, or other action by or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which Watters is a party or by which the Secured
Promissory  Note  may  be  bound  or  affected.

     Section  4.5     Corporate  Documents.   Watters has inspected and is fully
                      --------------------
satisfied with: (i) copies of the articles of incorporation and bylaws of RCI Louisiana; (ii) the minute book of RCI Louisiana containing all records required to be set forth of all proceedings, consents, actions, and meetings of the shareholders and boards of directors of RCI Louisiana; (iii) the stock transfer books of RCI Louisiana setting forth all transfers of any common stock; and (iv) the financial statements and financial condition of RCI Louisiana.

     Section  4.6     Liabilities  of  RCI Louisiana.  Watters hereby represents
                      ------------------------------
that RCI Louisiana has made adequate provision for all liabilities of RCI Louisiana (real and contingent) and RCI Louisiana will discharge all of its liabilities on a timely basis. To the extent that there is any claim made against Seller arising out of any liabilities (real and contingent) of RCI Louisiana, Watters hereby agrees to indemnify Seller for all such liabilities (real and contingent).

                        Stock Purchase Agreement - Page 5

     Section  4.7     Consents.  Except  as set forth in Exhibit 3.5, no permit,
                      --------
consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of Watters in connection with the execution and delivery by Watters of this Agreement or the consummation and performance of the transactions contemplated hereby other than as required under the federal securities laws.

     Section  4.8     Pending  Claims.  There  is  no  claim,  suit,  action  or
                      ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of Watters' knowledge, threatened with respect to the transfer to the Seller of the Secured Promissory Note owned by Watters or the performance of this Agreement by Watters.

     Section 4.9     No Additional Representations.  Watters, in his capacity as
                     -----------------------------
President and Chief Executive Officer of the Seller and RCI Louisiana, has had access to and knowledge of the Seller's and RCI Louisiana's books and records and financial statements and condition and, except for the representations contained in Sections 3.1 through 3.7 herein, Watters is acquiring the Shares solely as a result of such access to and knowledge of the books and records and financial statements and condition or RCI Louisiana. Watters further acknowledges that the Seller has made no representations or warranties to Watters as to the financial condition or otherwise of RCI Louisiana other than as contained in Sections 3.1 through 3.7.

Section  4.10      Disclosure.  No  representation  or  warranty  of  Watters
                   ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.


                                    ARTICLE V
                         CONDITIONS TO CLOSING OF SELLER

     Each obligation of Seller to be performed on the Closing Date shall be subject to the satisfaction of each of the conditions stated in this Article V, except to the extent that such satisfaction is waived by Seller in writing.

     Section  5.1     Representations  and  Warranties  Correct.  The
                      -----------------------------------------
representations and warranties made by Watters in Article IV hereof shall be true and correct as of the Closing Date.

     Section  5.2     Covenants.  All  covenants,  agreements  and  conditions
                      ---------
contained in this Agreement to be performed by Watters on or prior to the Closing Date shall have been performed or complied with in all respects.

     Section  5.3     Consents.  All  of  the  consents described in Exhibit 3.5
                      --------
shall  have  been  obtained.

     Section 5.4     Payment of Purchase Price.  Watters shall have tendered the
                     -------------------------
Purchase  Price  for  the  Shares  to  the  Seller.

                        Stock Purchase Agreement - Page 6

     Section  5.5     Related  Transactions.  The  Related  Transactions  as set
                      ---------------------
forth  in  Section  2.3  shall  be  consummated  concurrently  with the Closing.

Section 5.6     Fairness Opinion.  The Seller shall have received a satisfactory
                ----------------
fairness opinion from Chaffe & Associates, Inc. on the transactions contemplated hereby.

     Section  5.7     Corporate  Resolutions.  The  Board  of  Directors  of the
                      ----------------------
Seller shall have approved and authorized the transactions contemplated herein and in the Related Transactions to which it is a party.

     Section  5.8     Transfer of Seller's Obligations to Watters.  Prior to the
                      -------------------------------------------
Closing, the Seller shall transfer to RCI Louisiana and RCI Louisiana shall assume all of the existing indebtedness of the Seller to Watters in the amount of $163,154.68, which represents all outstanding principal and accrued interest on the prior loan from Watters to the Seller. Watters does hereby agree that such transfer shall constitute full and final satisfaction of all liability of Seller to Watters with respect to such indebtedness.

     Section  5.9     Release  of  Liability.  The  Seller shall have received a
                      ----------------------
release of its liability from the Whitney National Bank in New Orleans, Louisiana (the "Whitney Bank"), relating to all of the loans at Whitney Bank to which the Seller is the Maker or Guarantor.

     Section  5.10     Consent  to  Transaction.  A  consent  to the transaction
                       ------------------------
contemplated by this Agreement shall have been obtained from 315 Bourbon, L.L.C., the landlord of the leased premises occupied by RCI Louisiana at 315 Bourbon Street, New Orleans, Louisiana, pursuant to the lease agreement between RCI Louisiana and 315 Bourbon, L.L.C.

     Section  5.11     Resignation.  Watters  shall  provide  to  the Seller his
                       -----------
written  resignation  as  an  officer  of  the  Seller.

     Section  5.12     Absence of Proceedings.  No action, suit or proceeding by
                       ----------------------
or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Seller or any of its subsidiaries or assets.

                                   ARTICLE VI
                        CONDITIONS TO CLOSING OF WATTERS

     Each obligation of Watters to be performed on the Closing Date shall be subject to the satisfaction of each of the conditions stated in this Article VI, except to the extent that such satisfaction is waived by Watters in writing.

     Section  6.1     Representations  and  Warranties  Correct.  The
                      -----------------------------------------
representations and warranties made by the Seller in Article III hereof shall be true and correct as of the Closing Date.

                        Stock Purchase Agreement - Page 7

     Section  6.2     Covenants.  All  covenants,  agreements  and  conditions
                      ---------
contained in this Agreement to be performed by the Seller on or prior to the Closing Date shall have been performed or complied with in all respects.

     Section  6.3     Delivery  of Certificates. The Seller shall have delivered
                      -------------------------
certificates evidencing the Shares of RCI Louisiana, duly endorsed to Watters or accompanied by duly executed stock powers in form and substance satisfactory to Watters.

Section  6.4     Consents.  All  of  the consents described in Exhibit 3.5 shall
                 --------
have  been  obtained.

     Section  6.5     Related  Transactions.  The  Related  Transactions  as set
                      ---------------------
forth  in  Section  2.3  shall  be  consummated  concurrently  with the Closing.

     Section  6.6     Fairness  Opinion.  The  Seller  shall  have  received  a
                      -----------------
satisfactory fairness opinion from Chaffe & Associates, Inc. on the transactions contemplated hereby.

     Section  6.7     Release  of  Liability.  The  Seller shall have received a
                      ----------------------
release of its liability from the Whitney Bank in New Orleans, Louisiana, relating to all of the loans at Whitney Bank to which the Seller is the Maker or Guarantor.

     Section  6.8     Consent  to  Transaction.  A  consent  to  the transaction
                      ------------------------
contemplated by this Agreement shall have been obtained from 315 Bourbon, L.L.C., the landlord of the leased premises occupied by RCI Louisiana at 315 Bourbon Street, New Orleans, Louisiana, pursuant to the lease agreement between RCI Louisiana and 315 Bourbon, L.L.C.

     Section  6.9     Absence  of Proceedings.  No action, suit or proceeding by
                      -----------------------
or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Watters or any of his assets.

                                   ARTICLE VII
                                 INDEMNIFICATION

                        Stock Purchase Agreement - Page 8

     Section  7.1     Indemnification from the Seller.  The Seller hereby agrees
                      -------------------------------
to and shall indemnify, defend (with legal counsel reasonably acceptable to Watters), and hold Watters, his affiliates, assigns, agents and legal counsel ( the "Watters Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by any of the Watters Group arising from (a) any misrepresentation by, or breach of any covenant or warranty of the Seller contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by the Seller hereunder, (b) any nonfulfillment of any agreement on the part of the Seller under this Agreement, or (c) from any material misrepresentation in or material omission from, any certificate or other instrument furnished or to be furnished to Watters hereunder.

     Section  7.2     Indemnification from Watters.  Watters agrees to and shall
                      ----------------------------
indemnify, defend (with legal counsel reasonably acceptable to the Seller) and hold the Seller, its officers, directors, employees, agents, legal counsel, successors and assigns (the "Sellers Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalities or injury (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by any of the Sellers Group, arising from
(a) any misrepresentation by, or breach of any covenant or warranty of Watters contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by Watters hereunder, including a breach of Section 4.6; (b) any nonfulfillment of any agreement on the part of Watters under this Agreement; (c) from any material misrepresentation in or material omission from, any exhibit, certificate or other agreement or instrument furnished or to be furnished to the Seller hereunder; or (d) any suit, action, proceeding, claim or investigation against the Seller which arises from or which is based upon or pertaining to Watters' conduct or the operation or liabilities of the business of RCI Louisiana, either prior to or subsequent to Closing.

     Section 7.3     Defense of Claims.  If any lawsuit or enforcement action is
                     -----------------
filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section  7.4     Default  of  Indemnification  Obligation.  If an entity or
                      ----------------------------------------
individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume

                        Stock Purchase Agreement - Page 9
and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section  8.1     Amendment;  Waiver.  Neither  this  Agreement  nor  any
                      ------------------
provision hereof may be amended, modified or supplemented unless in writing, executed by all the parties hereto. Except as otherwise expressly provided herein, no waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

     Section  8.2     Notices.  Any  notices or other communications required or
                      -------
permitted hereunder shall be sufficiently given if in writing and delivered in Person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

     (a)  if  to  the  Seller:

          Rick's  Cabaret  International,  Inc.
          16770  Hedgecroft  Drive,  #714
          Houston,  Texas  77060
          Attn:  Eric  Langan
          Telephone  No.:   281-820-1181
          Facsimile  No.:    281-820-1445

          with  a  copy  to:

          Robert  D.  Axelrod
          Axelrod,  Smith  &  Kirshbaum
          5300  Memorial  Drive,  Suite  700
          Houston,  Texas  77007
          Telephone  No.:  713-861-1996
          Facsimile  No.:  713-552-0202

                       Stock Purchase Agreement - Page 10

     (b)  if  to  Watters:

          Robert  L.  Watters
          1810  Elmen
          Houston,  Texas  77019
          Telephone  No.:  713-529-4110
          Facsimile  No.:  713-942-9656

          with  a  copy  to:

          Chaffe,  McCall,  Phillips,  Toler  &  Sarpy,  L.L.P.
          2300  Energy  Centre
          1100  Poydras  Street
          New  Orleans,  Louisiana  70163
          Attn:  E.  Howell  Crosby,  Esq.
          Telephone  No.:  504-585-7212
          Facsimile  No.:  504-585-7587

A notice or communication will be effective (i) if delivered in Person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

     Section  8.3     Severability.  Whenever  possible,  each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section  8.4     Successors  and  Assigns.  Except  as  otherwise  provided
                      ------------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties hereto.

     Section  8.5     Survival of Representations, Warranties and Covenants. All
                      -----------------------------------------------------
representations and warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement for a period of two (2) years.

     Section  8.6     Publicity.  All  voluntary public announcements concerning
                      ---------
the transactions contemplated by this Agreement shall be mutually acceptable to both Seller and Watters. With respect to any announcement that any of the parties is required by law or stock exchange regulation to issue, such party shall, to the extent possible under the circumstances, review the necessity for and the contents of the announcement with the other parties before issuing the announcement.

                       Stock Purchase Agreement - Page 11

     Section  8.7     Entire  Agreement.  This Agreement and the other documents
                      -----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and cancel all prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether verbal or written among the parties hereto and thereto or their respective agents with respect to or in connection with the subject matter hereof.

     Section  8.8     Choice  of  Law.  This Agreement shall be governed by, and
                      ---------------
construed in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Harris County, Texas.

     Section 8.9     Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     Section 8.10     Costs and Expenses.   The Seller shall pay all of the fees
                      ------------------
and expenses incurred by it and Watters shall pay all of the fees and expenses incurred by him in negotiating and preparing this Agreement (and all other agreements executed in connection herewith or therewith) and in consummating the transactions contemplated by this Agreement.

     Section  8.11     Section Headings.  The section and subsection headings in
                       ----------------
this Agreement are used solely for convenience of reference, do not constitute a part of this Agreement, and shall not affect its interpretation.

     Section  8.12     No  Third-Party Beneficiaries.  Nothing in this Agreement
                       -----------------------------
will confer any third party beneficiary or other rights upon any person (specifically including any employees of the Seller and its Subsidiaries) or entity that is not a party to this Agreement.


     [Remainder  of  Page  Intentionally  Left  Blank]

                       Stock Purchase Agreement - Page 12

                            RICK'S  CABARET  INTERNATIONAL,  INC.


                            By:     /s/  Eric  Langan
                            Eric  Langan
                            Its:     Vice-president




                            /s/  Robert  L.  Watters
                            Robert  L.  Watters

                       Stock Purchase Agreement - Page 13